U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


                     Date of Report: May 2, 1997


                           EURO-TEL, INC.
      (Exact name of registrant as specified in its charter)


                              COLORADO
         (State or other jurisdiction of incorporation)


     0-21851                                      84-1189040
(Commission File No.)                           (IRS Employer
                                             Identification No.)

  2851 South Parker Road, Suite 720
            Aurora, Colorado                         80014
(Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code: (303) 671-8920

Item 2.  Acquisition and Disposition of Assets.

     Effective April 29, 1997, Euro-Tel, Inc. (the "Company") entered into a letter of intent with PharmaSystems Cost Container Corp. ("PSC"), a privately held Florida corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of PSC in exchange for issuance by the Company of previously unissued "restricted" common stock.

     The relevant terms of the proposed transaction require the Company to (i) undertake a "forward split" of its common stock, whereby 4 shares of common stock will be issued in exchange for one share of common stock; and (ii) issue to the PSC shareholders an aggregate of 18,000,000 "restricted" common shares (post split), representing approximately 90% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of PSC.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the shareholders of PSC and the Company, and confirmation of the financial condition of PSC by presentation of PSC audited financial statements. The proposed transaction is expected to close immediately after these conditions have been satisfied. If the proposed transaction with PSC is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of PSC, or their designees. A copy of the letter of intent between the Company and PSC is attached hereto as
Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and Pharma Systems
Cost Container Corp.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EURO-TEL, INC.



                                   By:/s/ Andrew I. Telsey
                                      Andrew I. Telsey,
                                      President


Dated:  May 2, 1997.

                           EURO-TEL, INC.
                     -------------------------

                            EXHIBIT 2.0
                     -------------------------

                      LETTER OF INTENT BETWEEN

                          THE COMPANY AND

                 PHARMASYSTEMS COST CONTAINER, INC.
                      ------------------------

                          EURO-TEL, INC.
                 2851 S. Parker Road, Suite 720
                     Aurora, Colorado 80014

                         April 22, 1997



Board of Directors
Pharma Systems Cost Container Corp.
7350 NW 7th St., #104
Miami, FL 33126
Attention: Dr. Jose L. Rodriguez, President

     Re:  Plan of Reorganization Between Euro-Tel, Inc.
          and PharmaSystems Cost Container Corp.

Dear Mr. Rodriguez:

This letter is intended to express the general terms of the Plan of Reorganization to be formalized between Euro-Tel, Inc., a Colorado corporation ("ETI") and PharmaSystems Cost Container Corp., a Florida corporation ("Pharma"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between ETI and Pharma (the "Exchange Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Reorganization and Reorganization of the Companies. The board of directors of ETI and Pharma have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a reorganization of Pharma and ETI, whereby ETI would issue shares of its Common Stock equal to ownership of approximately 90% of its outstanding shares in exchange for 100% of the then outstanding securities of Pharma would be in the best interest of both companies. It is the intent of the parties hereto that the proposed reorganization of Pharma and ETI be effected as a tax-free exchange pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2.  Terms of Reorganization.

         (A) ETI Capitalization. ETI's total authorized capital stock consists of 100,000,000 shares of Common Stock, no par value per share and 25,000,000 shares of Preferred Stock, par value $.01 per share. As of the date hereof there are 500,000 Common Shares of ETI issued and outstanding. There are no Preferred Shares issued or outstanding.

Prior to the Closing Date, as defined hereinbelow, the Board of Directors of ETI shall undertake a forward split of the ETI issued and outstanding Common Stock, whereby 4 shares of Common Stock shall be issued in exchange for each share of Common Stock

Dr. Jose L. Rodriguez
Pharma Systems Cost Container Corp.
April 22, 1997
Page 2


presently issued and outstanding, in order to establish the number of issued and outstanding Common Shares of ETI at the Closing Date to be 2,000,000 shares.

          (B) Pharma Capitalization. Pharma's total authorized capital consists of 5,000,000 Common Shares, par value $0.001 per share. As of the date of this letter agreement, there are 2,163,501 shares of Pharma's Common Stock issued and outstanding. As of the date of Closing (as herein defined), Pharma shall have no more than 5,000,000 shares of its common stock issued and outstanding.

          (C) Exchange Terms. At the Closing, the exchange shall occur as follows:

          (i) Each Share of Pharma Common Stock will be converted into shares of ETI Common Stock on a pro rata basis to their respective holdings in Pharma.

          (D)  Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of ETI will call a special meeting of the ETI shareholders, or otherwise obtain the written consent of its shareholders, for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the ETI Articles of Incorporation, to change the name of ETI to Pharma Systems Holding Corp. or such other name as may be available and acceptable to the present Pharma Board of Directors; (c) providing any applicable dissenter's rights afforded to the ETI Shareholders pursuant to the laws of the State of Colorado; and (d) undertaking to include any additional amendments to the ETI Articles of Incorporation reasonably requested by the Pharma Board of Directors in a timely manner and acceptable to the ETI Board of Directors.

          (ii) Prior to Closing, the Board of Directors of Pharma will undertake all action necessary pursuant to the laws of Florida in to effectuate the transaction proposed herein, including but not limited to calling for a special meeting of the Pharma Shareholders for the purposes of ratifying the transaction proposed herein and shall take all additional action necessary to cause the intent of this letter to be adopted and ratified.

          (E) Share Exchange. Subject to the approval of the terms and conditions contained herein by the ETI and Pharma shareholders (the "Closing" or the "Closing Date"), Pharma shall consummate a

Dr. Jose L. Rodriguez
Pharma Systems Cost Container Corp.
April 22, 1997
Page 3


reorganization with ETI by the Pharma shareholders exchanging all of the issued and outstanding Pharma Stock owned by them for an aggregate of 18,000,000 "restricted" Common Shares of ETI (post forward split), with ETI emerging as the parent company and Pharma being dissolved by operation of law.

          (F) Officers and Directors. At Closing, the present officers and directors of ETI shall deliver to Pharma their respective letters of resignation, along with certified minutes of the ETI Board of Directors accepting such resignation and appointing to the ETI Board those persons designated by Pharma to be officers and directors of the surviving entity herein.

     3. Financial Condition of ETI. Except as provided herein, as of the Closing Date, ETI balance sheet will reflect no assets or liabilities.

     4. Financial Condition of Pharma. Pharma hereby represents and warrants that its audited balance sheet dated December 31, 1996 will reflect, in US Dollars, total assets of $1,691,981, a capital deficiency of $(773,148) and a net loss for its most recent fiscal year of $(2,138,575). Pharma further represents and warrants that no negative material changes to its financial statements have occurred since the end of its last fiscal year.

     5.  Conditions to Closing.

         (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the following conditions, in addition to other customary conditions, have been satisfied: (i) the terms of the reorganization have been approved by the requisite vote of its shareholders; and (ii) the reorganization has been approved by a requisite number of Pharma's security holders. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for ETI, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

         (B) To Be Provided by Pharma. As soon as possible, but in no event later than the Closing Date, in addition to those items which may be required to be delivered pursuant to the terms of the applicable Exchange Agreements, Pharma shall provide to the present Board of Directors of ETI the following:

         i) a financial audit of its books as of the end of its last fiscal year and unaudited financial statements for those

Dr. Jose L. Rodriguez
Pharma Systems Cost Container Corp.
April 22, 1997
Page 4


         interim periods required to be provided the SEC under Regulation SB or SK, as applicable and as promulgated under the Securities Act of 1933, as amended which shall be prepared in accordance with Generally Accepted Accounting Principles. The audited financial statements shall be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to ETI by Pharma prior to Closing; and


         ii) an investment letter in a form acceptable to counsel to ETI, duly executed by each Pharma shareholder, acknowledging that each such shareholder is exchanging their respective securities of Pharma for their pro rata applicable number of ETI Common Shares, that such shares to be acquired by each Pharma shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

         (C) Non-Delivery. Failure by Pharma to provide those items described hereinabove, or failure of said audit to confirm the financial condition of Pharma as previously represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of ETI.

         (D) Representations of ETI. ETI hereby represents that, as of the Closing Date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 8-K, 10-K, 10-KSB, 10-Q and/or 10-QSB.

         (E) Private Sale of ETI Common Stock. Subsequent to Closing, some of the current inside shareholders of ETI may sell some or all of their ETI Common Shares owned by them, subject to the exemptions, restrictions, terms and limitations applicable to such sales under state and federal securities laws. No sales of any of the issued and outstanding securities of ETI shall be made prior to Closing.

     6. Default. Assuming the execution of a definitive reorganization agreement by ETI and Pharma, in the event Pharma fails to perform pursuant to Paragraph 9, below, or otherwise close the transaction without the fault of ETI, Pharma shall be responsible for payment of all reasonable costs incurred by ETI,

Dr. Jose Rodriguez
Pharma Systems Cost Container Corp.
April 22, 1997
Page 5


including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation, if any and such other costs as may be incurred directly relating to this proposed transaction. Pharma shall be responsible for payment of its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

     7. Confidentiality. Upon the signing of this Letter of Intent, ETI and Pharma will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     8. Retainer of Counsel. As a material condition hereto, upon execution hereof by Pharma, Pharma shall cause to be tendered a non-refundable fee of $25,000, payable in two installments, the first installment upon execution of this letter and the balance upon Closing, as defined herein, to Andrew I. Telsey, P.C., counsel to ETI, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow ETI to comply with the rules and regulations necessary to consummate the transaction proposed herein.

     9. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been, or will be, paid and further, shall indemnify and hold harmless the other party from such obligation.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     12. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally

Dr. Jose L. Rodriguez
Pharma Systems Cost Container Corp.
April 22, 1997
Page 6


to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     13. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     14. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

Except for the agreements set forth in Paragraphs 7, 8 and 9 hereof, this letter is not intended as a contract or to create any enforceable rights or obligations whatsoever on the part of either party. No obligations on the part of either party with respect to the matters covered hereby (other than as set forth in Paragraphs 7, 8 and 9 hereof) shall exist unless and until a written agreement, satisfactory in form and substance to both parties, has been approved by their respective boards of directors and shareholders, if necessary and executed by officers specifically authorized to do so.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

EURO-TEL, INC.



By: /s/ Andrew I. Telsey
       Andrew I. Telsey, President

APPROVED AND ACCEPTED this 29th day of April, 1997.

PHARMASYSTEMS COST CONTAINER CORP.



By: /s/ Dr. Jose L. Rodriguez
       Dr. Jose L. Rodriguez, President